EXHIBIT 99.2

 Investor Presentation 2020 Q3

 Forward-looking Statement  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may”, “believe”, “expect”, “anticipate”, “plan”, “continue”, or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated decrease in deposits, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs and unanticipated adverse changes in our customers’ economic conditions or economic conditions in our local area in general.Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the Coronavirus (“COVID-19”) outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experience additional resolution costs.Forward-looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward-looking statement, whether the result of new information, future events or otherwise.

Company Overview

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

- Full service commercial bank since 1999 with goal of helping our clients build and sustain wealth
- Business model combines high-touch service and relationship-based focus of a community bank with extensive suite of financial products and services
- Expertise in Commercial Real Estate ("CRE") and traditional Commercial and Industrial ("C&I") lending to middle market companies in the New York metro area
- Lower cost core deposit franchise through the following sources:
  - Existing lending relationships
  - Non-borrowing clients sourced through our banking centers
  - Corporate cash management deposits for clients in possession of or having discretion over large pools of funds
- Global Payments Group:
  - Prepaid debit card issuing business
  - Banking services to digital currency businesses
  - Merchant acquiring business
  - Correspondent banking services
  - Banking services to cannabidiol companies
- Strong balance sheet growth while managing net interest margin

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 Loan and Deposit Portfolio  Metropolitan Commercial Bank  Multi-family loans – 49% rent regulatedCRE/RBC ratios: MCB 417.3%CRE Owner-occupied is a segment of our C&I Lending platform  Loan Portfolio at September 30, 2020$2.99 Billion  Deposits at September 30, 2020$3.53 Billion  Corporate cash management deposits designed for clients who are in possession of or have discretion over large deposits such as property management companies, title companies, and bankruptcy trustees.Corporate cash management deposit accounts have an expected retention period of greater than 3 years. Corporate cash management deposit accounts in total have a weighted average cost of 48 basis points.

Quarterly Revenues, Profitability and Asset Quality

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

(dollars in thousands)	3 Months ended 9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019
Summary Income Statement					
Net Interest Income	$32,324	$30,161	$28,969	$28,042	$26,053
Provision for loan losses	$1,137	$1,766	$4,790 (2)	$2,300	$2,004
Non-Interest Income	$3,637	$5,653 (3)	$4,340	$2,862	$2,700
Non-Interest expense	$18,930	$18,284	$19,516	$17,042	$15,495
Net Income	$10,783	$10,811	$6,097 (1)	$7,863	$7,683
Profitability					
Diluted EPS	$1.27	$1.28 (3)	$0.72 (1)	$0.93	$0.90
ROAA*	1.07%	1.14%	0.71%	0.95%	0.97%
ROAE*	13.20%	13.82%	8.00%	10.53%	10.63%
ROATCE*	13.85%	14.36%	8.33%	11.13%	11.26%
NIM*	3.18%	3.19%	3.38%	3.35%	3.26%
Efficiency Ratio	52.64%	54.58%	58.59%	55.14%	53.89%
Asset Quality					
NPLs/Total Loans	0.22%	0.29%	0.23%	0.17%	0.19%
NCOs/Average Total Loans*	0.00%	0.03%	0.02%	0.07%	0.05%
Reserves/Loans	1.12%	1.12%	1.12% (2)	0.98%	0.98%

*annualized

(1) First quarter 2020 results included a provision in the amount of $3.1 million recorded for the economic impact of COVID-19, excluding this reserve, net income would have been $8.2 million.

(2) First quarter 2020 provision for loan losses and allowance for loan losses include of $3.1 million recorded for the economic impact of COVID-19.

(3) Second quarter 2020 non-interest income included $2.3 million in gains on sale of securities.

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 Net Interest Margin Analysis  Net Interest Margin Components  ▬  NIM  ▬  Yield on Interest-Earning Assets  ▬  Rate on Interest-Bearing Liabilities

Non-interest Income and Expense Detail

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Non-Interest Income ($000s)

	3 Months Ended				
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
Service charges on deposit accounts	$863	$803	$1,081	$977	$852
Prepaid third-party debit card income	2,572	2,108	1,621	1,482	1,482
Other service charges and fees	202	411	627	413	349
Unrealized gain on equity securities	-	19	36	(10)	17
Gain on sale of securities	-	2,312	975	-	-
Total Non-interest Income	**$3,637**	**$5,653**	**$4,340**	**$2,862**	**$2,700**

Non-Interest Expense ($000s)

	3 Months Ended				
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
Compensation and Benefits	$9,944	$10,058	$9,960	$7,956	$7,875
Bank Premises and Equipment [(1)]	2,111	1,887	2,500	2,057	1,790
Professional Fees	1,221	882	955	810	906
Technology Costs	941	824	758	739	660
Corporate Cash Management Deposit Licensing Fees	2,019	2,636	3,048	2,724	2,866
Other Expenses	2,694	1,997	2,295	2,756	1,398
Total Non-interest Expense	**$18,930**	**$18,284**	**$19,516**	**$17,042**	**$15,495**

(1) Includes expenses related to additional leased space at the Company's headquarter in the amounts of $615,000 for the first and second quarters of 2020 and the fourth quarter of 2019; and $400,000 for the third quarter of 2019. Beginning in August 2020, the Company ceased rent payments on the former space resulting in a reduction of rent expense of approximately $195,000 per quarter. First quarter of 2020 also includes a $575,000 charge-off of the remaining leasehold improvements for the Company's space that was vacated.

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 Balance Sheet and Capital  *Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank meet all the requirements to be considered “Well-Capitalized” under applicable regulatory guidelines at each date shown.

 Strong Balance Sheet Growth  Deposits ($mm)  Total Equity ($mm)  Assets ($mm)  Loans, Net of Deferred Fees ($mm)   38.5%     39.1%    41.4%    45.0%    44.0%  ■  % Non-interest Demand Deposits  Total cost of deposits including DDA – 0.30%Cost of interest-bearing deposits – 0.56%

 Robust Organic Loan Growth within a Diversified Portfolio   (1) Includes commercial real estate, multifamily, and construction loans  ■  Total CRE(1) (Non-Owner Occupied)  ■  Total CRE (Owner Occupied)  ■  C&I  ■  Other      The Bank’s loan production for the three and nine months ended September 30, 2020 was $183.3 million and $513.2 million, respectively.   Loans Composition over time ($mm)

 Commercial Growth Driven by Expertise in Specific Lending Verticals  General Commercial and Industrial Overview  C&I Composition at September 30, 2020  Target Market    Key Metrics  Middle market businesses with annual revenues below $200mmPrimarily concentrated in the New York MSAWell-diversified across industries    Average yield of 4.88% YTDStrong historical credit performancePledged collateral and/or personal guarantees from high net worth individuals support most loans Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks

 Relationship-based Commercial Real Estate Lending  Composition by Type at September 30, 2020  Composition by Region at September 30, 2020  Overview  Target Market    Key Metrics  New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 millionPrimarily concentrated in the New York MSAWell-diversified across various property types    Losses peaked at 51 basis points in 2010 and have been de minimus since 2014Weighted average loan-to-value of 56.15%  Majority of loans are originated through direct relationships or referrals from existing clients

 NYC Stabilized Multi-family Loan Portfolio   MCB multi-family loans underwritten to current cash flows – weighted average DCR of 1.78 on stabilized rent regulated properties Average LTV of 45.32% on stabilized rent regulated properties provide a cushion against falling values

Well-Developed, Diversified Healthcare Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

CRE Skilled Nursing Facilities (SNF) - $562 million

C&I Skilled Nursing Facilities (SNF) - $98 million

C&I Other Healthcare - $120 million

C& I Healthcare Composition at September 30, 2020



Nursing and Residential Care Facilites
Doctor Office
Ambulatory Health Care Services
Offices and Clinics of Dentists
Medical Labs
Offices of Speech Therapists
Misc. Health Practitioners
Ambulance Services
45%
10%
17%
2%
2%
1%
20%
3%

Diversified Healthcare Portfolio

- Active in Healthcare lending since 2002
- CRE – SNF – Average LTV of 68%
- Highly selective regarding the quality of Skilled Nursing Operators that we finance
- Borrowers typically have over 1,000 beds under management
- Loans are made only in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 71% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.02x and average loan-to-value is 67%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD.
- Stabilized loans and Non-Stabilized loans are respectively $406 million and $156 million.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the marketplace. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursements rates (rehabilitation services, dialysis, etc.).

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 Well-Developed, DiversifiedHealthcare Portfolio      CRE Skilled Nursing Facility Exposure By State

 Well-Developed, DiversifiedHealthcare Portfolio         C&I Skilled Nursing Facility Exposure By State    State  Balance ($000's)  % of Total C&I SNF  Florida   2,548   3%  Georgia/Indiana/Wisconsin/Virginia/Ohio/Kentucky   8,230   8%  New Jersey   4,063   4%  New York   48,336   49%  Pennsylvania   11,803   12%  Tennessee   23,238   24%  Total C&I SNF   98,218   100%

 Credit Metrics  ALLL/Loans  Non-Performing Loans/ALLL  NCOs/Average Loans (Annualized)  Non-Performing Loans/Loans

 Deposit Composition  (1) Includes liquidation, receivership, litigation settlement and other fiduciary accounts.  Deposit Composition at September 30, 2020  Deposit composition over time ($mm)

 Well Positioned for Changing Rate Environment  Estimated Sensitivity of Projected Annualized Net Interest Income as of June 30, 2020  Fixed vs. Floating Rate Loans at September 30, 2020  Approximately 67.29% of floating rate loans have floors – Weighted average floor of 5.06%  ■  Net Interest Income  Note: Given the recent decreases in market interest rates, the Bank did not model a 200-basis point decrease in interest rates at June 30, 2020

Outlook: Loan and Deposit growth, Margin Expansion, Operating Leverage

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

Loan Growth

- Maintain a diversified commercial real estate portfolio
  - Maintain CRE concentration below our internal limits
- Capture market share from larger competitors through differentiated service

Core Deposit Funding

- Corporate Cash Management relationships
- Support development of retail banking franchise
  - Existing relationships
  - Consider new retail banking centers
- Continue to provide cash management service to digital currency related clients
- Expand debit card issuing business to generate additional low-cost core deposits and fee income
- Future initiatives: Introduce merchant acquiring services and correspondent banking services

Performance

- Expect future profitability to be driven by organic growth
  - Growth: Demonstrated ability to capture market share
  - Rate benefit: Low cost, core deposits funding short duration assets
  - Our growth initiatives will yield enhanced profitability and value to the MCB franchise.

Balance Sheet Growth = Long-Term Profitable Relationships

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 Appendix

MCB Selected Global Payment Clients

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

bitpay

Debit Card | Digital Currency
Consumers use debit card to spend US$ that is funded by digital currency

Metropolitan Commercial Bank
Issuing Bank

BROXEL

Debit Card
GPR card that can be used to originate low cost transfers to Mexico for consumers

Metropolitan Commercial Bank
Issuing Bank

Intelligent Systems

Debit Card & Payment Solutions
Focused on CoreCard Software and expanding footprint in the FinTech industry

Metropolitan Commercial Bank
Strategic Partner

crypto.com

Debit Card | Digital Currency
General spend prepaid card that allows consumers to earn rewards paid in digital currency

Metropolitan Commercial Bank
Issuing Bank

VOYAGER

Digital Currency
Banking the e-wallet behind their speed routing for best price execution technology

Metropolitan Commercial Bank
Holding bank for US$ held in e-wallet

Current

Debit Card
For teens with parental spending controls and financial literacy lessons

Metropolitan Commercial Bank
Issuing Bank

Digicel MY Cash

Debit Card
Premier mobile service provider in the Caribbean and Central America for money transfer

Metropolitan Commercial Bank
Issuing Bank

HYPERWALLET
A PayPal Service

Payments Processor
Acquiring bank for a company enabling mass payouts for the marketplace and freelancers

Metropolitan Commercial Bank
Global Payment Services

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MCB Selected Global Payment Clients

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

UNIVISION MOBILE MONEY

Debit Card
General Purpose Reloadable cards and remittance products using the Univision card

Metropolitan Commercial Bank
Acquiring Bank for Cross Border Payments

IN GO

Payments Processor
Digital check cashing and payment services

Metropolitan Commercial Bank
Sponsor Bank

coinbase

Deposit relationships for settlement and operating accounts.

Cash management services

Metropolitan Commercial Bank

InteractiveBrokers

Debit Card
Issuer of debit cards linked to margin accounts for the largest U.S. electronic brokerage firm

Metropolitan Commercial Bank
Issuing Bank

Payoneer

Payments Platform
Providing global payment services via banking relationships throughout the world

Metropolitan Commercial Bank
Global payment services

MoneyGram.

Money Transfer Company
Acquiring bank enabling money transfers domestically and cross border

Metropolitan Commercial Bank
Global payment services

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